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                       BELLSOUTH ORGANIZATION OF COMPANIES

                            (As of February 1, 1995)

                      BELLSOUTH CORPORATION AND AFFILIATES

BellSouth Corporation
  BellSouth Capital Funding Corporation
     BellSouth Capital Funding-Australia, Limited
  BellSouth D. C., Inc.
  BellSouth Enterprises, Inc. (see Listing Below
     For Subsidiaries)
  BellSouth Foundation, Inc. (nonprofit)
  BellSouth Interactive Media Services, Inc.
  BellSouth Telecommunications, Inc. (See Listing Below
     For Subsidiaries)
  Indiana Cellular Corporation
  Movicel S.A. (34%)
  1155 Peachtree Associates (80%)

                BELLSOUTH TELECOMMUNICATIONS, INC. AND AFFILIATES

BellSouth Telecommunications, Inc.
  BBS Holdings, Inc.
     BellSouth Advanced Networks, Inc.
     BellSouth Business Systems, Inc.
     BellSouth Communication Systems, Inc.
       U.C.S., Inc.*
     BellSouth Financial Services Corporation
     Dataserv, Inc.
       Dataserv Computer Maintenance, Inc.
  BellSouth Products, Inc.
  Bell Communications Research Inc. (14.2857%)
     Bellcore Ventures, Inc.
     Database Service Management, Inc.

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              BELLSOUTH ENTERPRISES, INC. AND AFFILIATES (BY GROUP)

BellSouth Enterprises, Inc.

ADVERTISING AND PUBLISHING GROUP

  BellSouth Advertising & Publishing Corporation
     InfoVentures (A Partnership) (50%)
     InfoVentures of Atlanta (A Partnership) (50%)
  BellSouth Marketing Programs, Inc.*
  BellSouth National Publishing Incorporated*
  Intelligent Media Ventures, Inc.
  L.M. Berry and Company
     BellSouth Direct Marketing, Inc.
     BellSouth Marketing Services, Inc.
     Berry Network, Inc.
     Berry-Sprint Publishing, Inc.
     ITT World Directories, Inc. (20%)
     ITT World Directories (U.K.) Ltd. (20%)
  Stevens Graphics, Inc.
     Oxmoor Press, Inc.*
     PrintSouth, Inc.*
     Ruralist Press, Inc.*
  TechSouth, Inc.*

CORPORATE DEVELOPMENT GROUP

  BellSouth Ventures Corporation
     Marketing Communications Networks, Inc.*
  Uniquest Incorporated (approximately 4.2%)

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INTERNAITONAL GROUP

  BellSouth Argentina S.A. (3%)
  BellSouth Asia/Pacific Enterprises, Inc.
     BellSouth New Zealand (A Partnership) (79.2% Voting)
     BellSouth New Zealand Holdings Limited
       BellSouth New Zealand (A Partnership) (.8% Voting)
     Optus Communications Pty. Limited (24.5%)
       Optus Administration Pty. Limited
       Optus Mobile Pty. Limited
       Optus Networks Pty. Limited
          AUSSAT Finance Limited
            AUSSAT New Zealand Limited (1%)
          AUSSAT New Zealand Limited (99%)
     Optus Superannuation Pty. Limited
     Optus Systems Pty. Limited
  BellSouth Australia, Ltd.
     BellSouth Australia Pty. Limited (Trustee of
       ACA Unit Trust)
     Advanced Communications Australasia Unit Trust
       Austas Communications Pty. Ltd.*
       Austas Holdings Pty. Ltd.*
          Austas (S.A.) Unit Trust
       Austas (NSW) Pty. Ltd.*
       Austas Pty. Ltd.*
       Austas (Qld.) Pty. Ltd.*
       Instapage Unit Trust *
          Capital Paging Pty. Ltd.*
          Instapage Joint Venture (NSW Partnership) (29%)
          Instapage Pty. Limited*
            Instapage Operations Pty. Ltd.*
               Instapage Joint Venture
               (NSW Partnership) (71%)

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       SkyPage Voicecall Unit Trust
          Skypage Pty. Limited
       UTAS Pty. Ltd.*
       Voice Paging Systems (W.A.) Pty. Ltd.
  BellSouth Brazil, Inc.
     BCP Comercio e Participacoes Ltda. (.01%)*
     BSB Comercio e Participacoes Ltda. (.01%)*
       Telcell S.A. (34.99%)
     BSE Comercio e Participacoes Ltda. (.01%)*
       Celular Catarinense Comercio e Participacoes
          Ltda. (10%)
     Movicom S.A. (99.98%)
     Telefonia Movel do Sul S.A. (99.98%)
  BellSouth Chile, Holdings, Inc.
     BellSouth Comunicaciones S.A.
       BellSouth Chile S.A.
  BellSouth Chile, Inc.
     BellSouth Celular S.A.
     Compania de Telecomunicaciones Comtal Limitada (99%)
  BellSouth China Holdings, Inc.
  BellSouth Colombia, Inc.
     EGP Comunicaciones Ltda.
       Cedetal Ltda.
       Latinoamericana de Telecomunicaciones Ltda.
     Movicom Colombia S.A. (94%)
  BellSouth Holding GmbH
     E-Plus Mobilfunk GmbH (21.375%)
  BellSouth Holdings, Inc.
     BellSouth Worldwide Holdings B.V.
       BellSouth Spain Holdings B.V.

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  BellSouth International, Inc.
     BellSouth Argentina S.A. (97%)
     BellSouth China, Inc.
     BellSouth International (Asia/Pacific), Inc.
       Beijing Ji Tong - BellSouth Communication
          & Information Engineering Co., Ltd. (50%)
       BellSouth India, Inc.
       Skycell Communications Private Limited (25%)**
       TCIL BellSouth Limited (40%)
     BellSouth International Limited
       BellSouth International U.K. Trustee Limited
     BellSouth Inversora S.A. (0.01%)
       B.A. Celular Inversora S.A. (65.32%)
          Compania de Radiocomunicaciones
            Moviles S.A. (65%)
       R.A. Celular Inversora S.A. (51%)
          CTM S.A. (65%)
     BellSouth Southern Cone, Inc.
     BSI Denmark, Inc.
       BLS Denmark Associates (40%)
          DMT Dansk Mobiltelefon I/S (29%)
     PCN One Limited* (25%)
  BellSouth Inversora S.A. (99.99%)
     B.A. Celular Inversora S.A. (65.32%)
       Compania de Radiocomunicaciones Moviles S.A. (65%)
     R.A. Celular Inversora S.A. (51%)
       CTM S.A. (65%)
  BellSouth Israel, Inc.
  BellSouth Italy, Inc.
     Fundmaster Limited
  BellSouth Mexico, Inc.
  BellSouth Mexico, S.A. de C.V.*
  BellSouth Mobilfunk GmbH*

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  BellSouth Netherlands Holdings, Inc.
     BellSouth Netherlands B.V.
       MobiNed B.V. (30%)
  BellSouth Personal Communications Limited*
  BellSouth Shanghai Centre, Ltd.
  BellSouth Venezuela, S.A.
     Capco (5%)
       Telcel Celular, C.A. (2.47%)
          Promociones 4222, S.A.
     Vencorp. (95%)
     Telcel Celular, C.A. (9.26%)
          Promociones 4222, S.A.
  BLS Denmark, Inc.
     BLS Denmark Associates (60%)
       DMT Dansk Mobiltelefon I/S (29%)
  BSNZ Wireless Holdings Limited
     BellSouth New Zealand Limited (80%)
       BellSouth New Zealand (A Partnership)
          (100%/Pref. Non-Voting)
  Capco (95%)
     Telcel Celular, C.A. (2.47%)
       Promociones 4222, S.A.
  ROU Celular Inversora S.A. (76.08%)
     Abiatar S.A. (46%)
  Telcel Celular, C.A. (44%)
     Promociones 4222, S.A.
  UK Holdings, Inc.
  Vencorp. (5%)
     Telcel Celular, C.A. (9.26%)
       Promociones 4222, S.A.

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MOBILE SYSTEMS GROUP

  BellSouth Mobile Data, Inc.
     Australia New System L.P. (80% GP)
       BellSouth Mobile Data Australia Pty. Limited
     BellSouth Mobile Data Services, Inc.
     RAM/BSE Communications L.P. (49% GP; 1% LP)
       Australia New System L.P. (20% LP)
          BellSouth Mobile Data Australia Pty. Limited
       Belgium New System L.P. (20% LP)
          RAM Mobile Data Belgium, S.C.S. (79.2% LP)
          RAM Mobile Data Belgium SC (80%)
            RAM Mobile Data Belgium, S.C.S. (1% GP)
       France New System L.P. (20% LP)
          France Telecom Mobiles Data, S.A. (12.5%)
       Germany New System L.P. (20% LP)
          RAM Mobile Data Network GmbH
            GFD Gesellschaftfuer Datanfunk GmbH (6%)
       Honolulu Cellular Telephone Company (49%)
       Netherlands New System L.P. (20% LP)
          RAM Mobile Data C.V. (65.34% LP)
          RAM Mobile Data (Netherlands) B. V. (66%)
            RAM Mobile Data C.V. (1% GP)
       RAM Mobile Data Limited (55%)
       RAM Mobile Data USA Limited Partnership (98%)
       RAM Communications Consultants, Inc.
          RAM Communications Consultants Limited
          RAM Communications Consultants of Australia
            Pty. Ltd.
     Belgium New System L.P. (80% GP)
       RAM Mobile Data Belgium, S.C.S. (79.2% LP)
       RAM Mobile Data Belgium SC (80%)
          RAM Mobile Data Belgium, S.C.S. (1% GP)

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     France New System L.P. (80% GP)
       France Telecom Mobiles Data, S.A. (12.5%)
     Germany New System L.P. (80% GP)
       RAM Mobile Data Network GmbH
          GFD Gesellschaftfuer Datanfunk GmbH (6%)
     Netherlands New System L.P. (80% GP)
       RAM Mobile Data C.V. (65.34% LP)
       RAM Mobile Data (Netherlands) B. V. (66%)
          RAM Mobile Data C.V. (1% GP)
     RAM Mobile Data Limited (10%)
     ST Mobile Data Pte. Ltd. (40%)
  BellSouth Mobile Systems, Inc.
     BellSouth Cellular Corp.
       American Cellular Communications
            Corporation (76.5111%)
          ACC of Rockford, Inc.
            National Cellular Communications,
               Inc. (99.99%)
          Anniston-Westel Company, Inc.
            Gulf Coast Cellular Telephone Company
               (A Partnership) (98.6827%)
          Atlanta-Athens MSA Limited Partnership (99.9%)

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          Bakersfield Holdings, Inc.
            Bakersfield Cellular Telephone Company
          Charisma Communications Corp. of the Southwest
            (50%/ACCC; 50%/LIN)
            Houston Mobile Cellular Communications Company
               (A Partnership) (16% Charisma;
               42% Houston Cellular)
               Houston Cellular Telephone Company
                 (A Partnership) (75%/Houston Mobile;
                  12.5%/Cellular Systems)
          Galveston Mobile Corporation
            Galveston Cellular Partnership (11.0377%)
               Galveston Cellular Telephone Company
            Galveston Mobile Partnership (43.75%)
               Galveston Cellular Partnership (57.1904%)
                 Galveston Cellular Telephone Company
          Gary Cellular Corporation
            Gary Cellular Telephone Company
               (A Partnership)(33%)
          Georgia Cellular Holdings, Inc.
            Atlanta-Athens MSA Limited Partnership (.1%)
          Hawaii Cellular Corporation
            Honolulu Cellular Telephone Company
               (A Partnership)(51%)
          Houston Cellular Corporation
            Cellular Systems (A Partnership)(50%)
               Houston Cellular Telephone Company
                 (A Partnership)(12.5%/Cellular Systems;
                  75%/Houston Mobile)
            Houston Mobile Cellular Communications Company
               (A Partnership)(42%/Houston Cellular;
                16%/Charisma)
               Houston Cellular Telephone Company
                 (A Partnership)(76%/Houston Mobile;
                  12.5%/Cellular Systems)

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          Jackson Holdings, Inc.
            Jackson Acquisitions Corp. (94%)
               Jackson Cellular Corporation
                 MCTA (A Partnership)(50%)
          Los Angeles RCCs, Inc. (85%/ACCC; 15%/LIN)
            Los Angeles Cellular Corporation (51%/LA RCCs;
               49%/Westel-LA)
               Los Angeles Cellular Telephone Company
                 (A Partnership)(65%)
          San Juan Cellular Corporation*
          Westel-Indianapolis Company
            Bloomington Cellular Telephone Company
               (A Partnership)(92.2762%)
            Kokomo Celltelco Partnership
               (A Partnership)(9.041%)
            Muncie Cellular Telephone
               Company, Inc. (93.4299%)
            Terre-Haute Cellular Telephone
               Company, Inc. (92.4085%)
          Westel-Los Angeles Company
            Los Angeles Cellular Corporation
               (49%/Westel-LA; 51%/LA RCCs)
               Los Angeles Cellular Telephone Company
                 (A Partnership)(65%)
          Westel-Milwaukee Company, Inc.
            Green Bay CellTelCo (A Partnership)(99.01%)
            Janesville Cellular Telephone
               Company, Inc. (79.9424%)
            Madison Cellular Telephone Company
               (A Partnership)(92.5%)
            Racine Cellular Telephone Company
               (A Partnership)(88.3109%)
            Sheboygan Cellular Telephone
               Company, Inc. (86.3505%)

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          Westel Richmond, Inc.
            RCTC Wholesale Company (A Partnership)(72.73%)
               RCTC Wholesale Corporation
                 Richmond Cellular Telephone Company
       BellSouth Cellular National Marketing, Inc.
       BellSouth Mobility Inc
          Acadiana Cellular General Partnership
            (RSA's No. 5 & 6)(35%)
          Alabama Cellular Service, Inc.
            Huntsville MSA Limited Partnership (40%)
          American Cellular Communications
               Corporation (23.4889%)
            Atlanta-Athens MSA Limited Partnership (99.9%) Georgia Cellular Holdings, Inc.
               Atlanta-Athens MSA Limited Partnership (.1%)
          BCP Comercio e Participacoes Ltda. (99.99%)
          BellSouth Holdings B.V.
            Centweight B.V. (49%)
            Tele-Man Ltd. (50%)
                CellCom Israel Ltd. (67%)
          BellSouth Mobility Communications, Inc.
            B-Side Carriers, L.P. (9.796%)
          BSB Comercio e Participacoes Ltda. (99.99%)*
            Telcell S.A. (34.99%)
          BSE Comercio e Participacoes Ltda. (99.99%)*
            Celular Catarinense Comercio e
               Participacoes Ltda. (10%)
          Celular Catarinense Comercio e
            Participacoes Ltda. (90%)
          Cellular Radio of Chattanooga (A Partnership)(25%)
            Chattanooga MSA Limited Partnership (29.54%)
          Centel Cellular Company of Hickory (3.4%)
          Centel Cellular Company of North Carolina (11.1%) Centel Cellular Company of Tallahassee (10%)

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          Century Cellunet of North Louisiana Cellular
            Limited Partnership (9%)
          Chattanooga CGSA, Inc.
            Chattanooga MSA Limited Partnership (55.31%)
          Decatur RSA Limited Partnership (80%)
          Florida Cellular Service, Inc.
            Jacksonville MSA Limited Partnership (85.76%) Florida RSA #2B (Indian River) Limited
            Partnership (71.5%)
          Georgia RSA No. 1 Limited Partnership (40%)
          Georgia RSA No. 2 Limited Partnership (45.92%) Georgia RSA No. 3 Limited Partnership (75%) Jackson Acquisitions Corp. (6%)
            Jackson Cellular Corporation
               MCTA (A Partnership)(50%)
          Kentucky CGSA, Inc.
            Lexington MSA Limited Partnership (99.9%)
          Lexington MSA Limited Partnership (.1%)
          Louisiana CGSA, Inc.
            Baton Rouge MSA Limited Partnership (48%)
            Lafayette MSA Limited Partnership (51%)
          Louisiana RSA No. 7 Cellular General
            Partnership (66.7%)
          Louisiana RSA No. 8 Limited Partnership (50%)
          Memphis CGSA, Inc.
            Memphis SMSA Limited Partnership (75%)
          M-T Cellular, Inc.
          Nashville/Clarksville CGSA, Inc.
            Nashville/Clarksville MSA Limited
               Partnership (51%)
          North Carolina RSA 15 North Sector Limited
            Partnership (11.1%)
          Northeastern Georgia RSA Limited Partnership (35%) Northeast Mississippi Cellular, Inc.

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          Orlando CGSA, Inc.
            Orlando SMSA Limited Partnership (85%)
          South Carolina Cellular Service, Inc.
            Columbia MSA Limited Partnership (85.5%)
          South Carolina RSA No. 4 Cellular General
            Partnership (50%)
          South Carolina RSA No. 5 Cellular General
            Partnership (50%)
          South Carolina RSA No. 6 Cellular General
            Partnership (50%)
          Telcell S.A. (15.01%)
       Cellular Mobile Services of California, Inc.
       Cellular Mobile Services of Indiana, Inc.
     BellSouth Wireless, Inc.
     Mobile Communications Corporation of America
       Digital Paging Systems of Canada, Inc.
       MobileComm Nationwide Operations, Inc.
       MobileComm of Florida, Inc.
       MobileComm of Tennessee, Inc.
       MobileComm of the MidSouth, Inc.
       MobileComm of the Northeast, Inc.
          MobileComm of the West, Inc. (11%)
       MobileComm of the Southeast, Inc.
       MobileComm of the Southeast Private Carrier
          Operations, Inc.
       MobileComm of the Southwest, Inc.
          FWS Radio, Inc. (50%)
       MobileComm of the West, Inc. (89%)
       Skilldex, Inc. (26%)
  BellSouth Personal Communications, Inc.
     BellSouth Carolinas PCS, L.P. (66.9842% GP)

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CORPORATE ENTERPRISES GROUP

  BellSouth Information Systems, Inc. (BIS)
  BellSouth Resources, Inc.
  Dataserv Financial Services, Inc.
  Dataserv International, Inc.
     BellSouth Limited*
     BellSouth U.K. Properties Limited
     Dataserv AG (Swiss Company)*
     Dataserv Espana, S.A.*
     Dataserv Inc. Scandinavia AB*
  Sunlink Corporation
     CSL Associates (70%)
     CSL Chastain Associates (70%)
     CSL Colonnade Associates (70%)
     CSL Exchange South Associates (70%)
     CSL Twelfth Street Associates (70%)
     CSL Western Way Associates (70%)

SHELF COMPANIES

  BellSouth Networks, Inc.*

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* Indicates an Inactive Company and/or the name of a company to which BellSouth Enterprises, Inc. has a contractual right.

** Stock will either be owned by BellSouth International
(Asia/Pacific), Inc. or BellSouth India, Inc.

Unless indicated otherwise, each subsidiary is owned 100% by its parent company.